Exhibit 99.1

Piedmont Lithium Releases Updated Corporate Presentation for March 2022

Presentation includes recent Preliminary Economic Assessment of potential second hydroxide plant and projected production timelines for projects in Quebec and Ghana

BELMONT, N.C., March 15, 2022 (Business Wire) – Piedmont Lithium Inc., (“Piedmont” or the “Company”) (NASDAQ: PLL; ASX: PLL), a leading developer of lithium hydroxide production to enable the North American electric vehicle supply chain, today released a new Corporate Overview Presentation. The updated overview includes recent information addressing overall market conditions, lithium supply and demand projections from industry analysts, and pricing trends. The presentation also provides a detailed overview and update on Piedmont’s multiple resources in North Carolina, Quebec, and Ghana. In addition, information from the recently released Preliminary Economic Assessment (PEA) of a second lithium hydroxide plant has now also been included, as well as estimated production timelines related to a restart of the North American Lithium asset in Quebec, and spodumene concentrate production from the Ewoyaa project with Atlantic Lithium in Ghana.

“While there remains a focus on our proposed flagship Carolina Lithium Project in Gaston County, N.C., we’ve been expanding our portfolio of mineral resources, production capacity, and upside financial exposure through assets and strategic investments in Quebec and Ghana,” commented Piedmont Lithium President and CEO, Keith Phillips. “The planned 2023 restart of North American Lithium in conjunction with our partner, Sayona Mining, and the potential for spodumene production at Ewoyaa in partnership with Atlantic Lithium as early as 2024, creates an attractive timeline for potential revenue generation that could precede output at our proposed Carolina Lithium project. The steady drumbeat of expansion announcements from OEM’s and battery makers alike, continues to drive the need for additional lithium hydroxide supply to support the U.S. market. We see expanding our access to resources, plus looking at additional hydroxide production capacity through a second potential plant, as a way of delivering security of supply to potential customers and returning value to shareholders in the process,” added Phillips.

The updated presentation for March can be found under the Investor section of the Piedmont Lithium website at: https://piedmontlithium.com/investors/presentations/

About Piedmont Lithium

Piedmont Lithium is developing a world-class, multi-asset, integrated lithium business focused on enabling the transition to a net zero world and the creation of a clean energy economy in North America. The centerpiece of our operations, located in the renowned Carolina Tin Spodumene Belt of North Carolina, when combined with equally strategic and in demand mineral resources, and production assets in Quebec, and Ghana, positions us to be one of the largest, lowest cost, most sustainable producers of battery-grade lithium hydroxide in the world. We will also be strategically located to best serve the fast-growing North American electric vehicle supply chain. The unique geology, geography and proximity of our resources, production operations and customer base, will allow us to deliver valuable continuity of supply of a high-quality, sustainably produced lithium hydroxide from spodumene concentrate, preferred by most EV manufacturers. Our planned diversified operations should enable us to play a pivotal role in supporting America’s move toward decarbonization and the electrification of transportation and energy storage. As a member of organizations like the International Responsible Mining Association, and the Zero Emissions Transportation Association, we are committed to protecting and preserving our planet for future generations, and to making economic and social contributions to the communities we serve. For more information, www.piedmontlithium.com.

For further information, contact:

Keith Phillips
President & CEO
T: +1 973 809 0505
E: kphillips@piedmontlithium.com

Brian Risinger
VP – Investor Relations and Corporate Communications
T: +1 704 910 9688
E: brisinger@piedmontlithium.com

Forward Looking Statements
This announcement includes forward-looking statements within the meaning of applicable securities laws, including statements about LHP-2, the potential selection of a site for such plant, timing and expectations around any development and production of the plant and estimates and assumptions around permitting, revenues and costs of the plant. These forward-looking statements are based on Piedmont’s expectations and beliefs concerning future events. Such forward-looking statements concern Piedmont’s anticipated results and progress of its operations in future periods, planned exploration and, if warranted, development of its properties and plans related to its business and other matters that may occur in the future. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. All statements contained herein that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “may,” “might,” “will,” “could,” “can,” “shall,” “should,” “would,” “leading,” “objective,” “intend,” “contemplate,” “design,” “predict,” “potential,” “plan,” “target” and similar expressions are generally intended to identify forward-looking statements.
Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements. Such factors include, among others, risks related to:
■	the risk that anticipated plans, development, production, revenues or costs are not attained;
■	Piedmont’s operations being further disrupted and Piedmont’s financial results being adversely affected by public health threats, including the novel coronavirus pandemic;
■	Piedmont’s limited operating history in the lithium industry;
■	Piedmont’s status as a development stage company, including Piedmont’s ability to identify lithium mineralization and achieve commercial lithium mining;
■
mining, exploration and mine construction, if warranted, on Piedmont’s properties, including timing and uncertainties related to acquiring and maintaining mining, exploration, environmental and other licenses, permits, access rights or approvals in Gaston County, North Carolina, the Province of Quebec, Canada and Cape Coast, Ghana as well as properties that Piedmont may acquire or obtain an equity interest in the future;

■	completing required permitting activities required to commence processing operations for the LHP-2 Project;
■	Piedmont’s ability to achieve and maintain profitability and to develop positive cash flows from Piedmont’s processing activities;
■	Piedmont’s estimates of mineral reserves and resources and whether mineral resources will ever be developed into mineral reserves;
■	investment risk and operational costs associated with Piedmont’s exploration activities;
■	Piedmont’s ability to develop and achieve production on Piedmont’s properties;
■	Piedmont’s ability to enter into and deliver products under supply agreements;
■	the pace of adoption and cost of developing electric transportation and storage technologies dependent upon lithium batteries;
■	Piedmont’s ability to access capital and the financial markets;

■	recruiting, training and developing employees;
■	possible defects in title of Piedmont’s properties;
■	compliance with government regulations;
■	environmental liabilities and reclamation costs;
■	estimates of and volatility in lithium prices or demand for lithium;
■	Piedmont’s common stock price and trading volume volatility;
■	the development of an active trading market for Piedmont’s common stock;
■	Piedmont’s failure to successfully execute our growth strategy, including any delays in Piedmont’s planned future growth; and
■	other factors set forth in Piedmont’s most recent Annual Report on Form 10-K and subsequent reports, as filed with the U.S. Securities and Exchange Commission.
All forward-looking statements reflect Piedmont’s beliefs and assumptions based on information available at the time the assumption was made. These forward-looking statements are not based on historical facts but rather on management’s expectations regarding future activities, results of operations, performance, future capital and other expenditures, including the amount, nature and sources of funding thereof, competitive advantages, business prospects and opportunities. By its nature, forward-looking information involves numerous assumptions, inherent risks and uncertainties, both general and specific, known and unknown, that contribute to the possibility that the predictions, forecasts, projections or other forward-looking statements will not occur. Although Piedmont have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, believed, estimated, or expected. Piedmont cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the securities laws of the United States, Piedmont disclaims any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Piedmont qualifies all the forward-looking statements contained in this release by the foregoing cautionary statements.